A copy of certain financial information of Engineered Wire Products, Inc. ("EWP") is presented below. Such financial information is limited solely for purposes of internal reporting within Keystone Consolidated Industries, Inc. The financial information is unaudited and does not purport to show the financial statements of EWP in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed on this financial information. There can be no assurance that such financial information is complete.


                            ENGINEERED WIRE PRODUCTS
                             STATEMENT OF OPERATIONS
                        FOR THE PERIOD ENDED MAY 31, 2005

                               ($'s IN THOUSANDS)

                                                          Year to
                                                            Date
 May 2005                                                 May 2005
----------                                               ----------



   $5,414       SALES - OUTSIDE CUSTOMERS                  $24,744
        0       SALES - INTERCOMPANY                             0
----------                                               ----------

    5,414         NET SALES                                 24,744

    3,953       VARIABLE PRODUCTION COSTS                   17,958
----------                                               ----------

    1,461       VARIABLE CONTRIBUTION                        6,786
----------                                               ----------

      139       MANUFACTURING FIXED COSTS                      725
       87       DEPRECIATION                                   435
----------                                               ----------

      226         TOTAL FIXED COSTS                          1,160
----------                                               ----------

    1,235         GROSS PROFIT                               5,626
----------                                               ----------

      165       SELLING EXPENSE                                902
      144       ADMINISTRATIVE EXPENSE                         812
----------                                               ----------

      309         TOTAL SELLING & ADMIN.EXPENSE              1,714
----------                                               ----------

      926         OPERATING PROFIT                           3,912

        0       EARNINGS IN UNCONSOL. SUBSIDIARIES               0
        0       INTEREST INCOME                                  0
       47       INTEREST EXPENSE                               189
        0       OTHER INCOME (EXPENSE)                           0
        0       GAIN ON SALE OF FIXED ASSETS                     0
----------                                               ----------

      879         INCOME BEFORE TAXES                        3,723

      347       INCOME TAXES                                 1,470
----------                                               ----------

      532         INCOME FROM OPERATIONS                     2,253
        0       ACCOUNTING CHANGE                                0
        0       MINORITY INTEREST                                0
----------                                               ----------

     $532         NET INCOME                                $2,253
==========                                               ==========

                            ENGINEERED WIRE PRODUCTS
                                  BALANCE SHEET
                                  May 31, 2005

                               ($'s IN THOUSANDS)


CURRENT ASSETS:
  CASH                                                $718
  MARKETABLE SECURITIES                                  0
  NOTES & ACCOUNT RECEIVABLE NET                     8,804
  INTERCOMPANY ACCOUNTS RECEIVABLE                       0

 INVENTORIES AT COST                                16,397
   LESS LIFO RESERVE                                     0
                                                  ---------
 INVENTORIES AT LIFO                                16,397
                                                  ---------

  PREPAID EXPENSES                                       0
  DEFERRED INCOME TAXES                                  0
  OTHER CURRENT ASSETS                                   0
                                                  ---------
   TOTAL CURRENT ASSETS                             25,919
                                                  ---------

 PROPERTY, PLANT & EQUIPMENT AT COST                18,898
   LESS ACCUMULATED DEPRECIATION                    12,904
                                                  ---------
   NET PROPERTY, PLANT & EQUIPMENT                   5,994
                                                  ---------

 DEFERRED FINANCING EXPENSE                              0
 DEFERRED INCOME TAXES                                   0
 PREPAID PENSION ASSET                                   0
 RESTRICTED INVESTMENTS                                  0
 GOODWILL                                                0
 OTHER LONG TERM ASSETS                                  0
                                                  ---------

   TOTAL  ASSETS                                   $31,913
                                                  =========

LIABILITIES AND EQUITIES:
  REVOLVING LOAN FACILITY                           $6,005
  NOTES PAYABLE & CURRENT L.T. DEBT                  1,389
  KCI LOAN ACCOUNT                                      41
  INTERCOMPANY ACCOUNTS PAYABLE                      1,750
  ACCOUNTS PAYABLE                                     419
  ACCRUED OPEB                                           0
  ACCRUED PREFERRED STOCK DIVIDENDS                      0
  ACCRUED LIABILITIES                                1,282
  ACCRUED PENSIONS                                      92
  INCOME TAXES PAYABLE                                 859
                                                  ---------
   TOTAL CURRENT LIABILITIES                        11,837
                                                  ---------

  LONG TERM DEBT                                     3,628
  ACCRUED OPEB                                           0
  LONG TERM PENSIONS                                     0
  LONG TERM OTHER                                        0
  DEFERRED FEDERAL INCOME TAX                            0
                                                  ---------
   TOTAL LONG TERM LIABILITIES                       3,628
                                                  ---------

  MINORITY INTEREST                                      0
                                                  ---------
  PREFERRED STOCK                                        0
                                                  ---------

  SFAS #87 ADJUSTMENT                                    0
  COMMON STOCK                                           0
  OTHER CAPITAL                                          0
  INVESTMENT EQUITY                                      0
  RETAINED EARNINGS                                 16,448
   LESS TREASURY STOCK                                   0
                                                  ---------
   TOTAL EQUITY                                     16,448
                                                  ---------

   TOTAL LIABILITIES & EQUITY                      $31,913
                                                  =========

                            ENGINEERED WIRE PRODUCTS
                             STATEMENT OF CASH FLOWS
                        FOR THE PERIOD ENDED MAY 31, 2005

                               ($'s IN THOUSANDS)


CASH FLOWS FROM OPERATING ACTIVITIES:

 NET INCOME                                                  $2,253

    PROVISION FOR DEPRECIATION                                  435
    (GAIN) LOSS ON SALE OF ASSETS                                 0
    PROVISION FOR BAD DEBT ALLOWANCE                            (98)
    PROV. FOR INVENT. RESERVES (EXCLUDING LIFO)                 (46)
    PROVISION FOR LIFO RESERVE                                    0
    CHANGE IN ASSETS AND LIABILITIES:
     (INCREASE) DECREASE ACCTS. & NOTES REC.                 (3,103)
     (INCREASE) DECREASE INVENTORY                           (1,888)
     (INCREASE) DECREASE PREPAID EXPENSES                        37
     (INCREASE) DECREASE OTHER ASSETS                             0
     INCREASE (DECREASE) ACCTS PAY.                             (89)
     INCREASE (DECREASE) ACCRUED PENSIONS                        92
     INCREASE (DECREASE) DEFERRED TAXES                           0
     INCREASE (DECREASE) OPEB LIABILITIES                         0
     INCREASE (DECREASE) OTHER LIABILITIES                   (1,267)
     (INCREASE) DECREASE INTERCO ACCT. REC                        0
     INCREASE (DECREASE) INTERCO ACCTS PAY.                     816
                                                           ---------

 NET ADJUSTMENTS                                             (5,111)
                                                           ---------

 NET CASH PROVIDED (USED) BY OPERATIONS                      (2,858)
                                                           ---------

CASH FLOW FROM INVESTING ACTIVITIES:
    PROCEEDS FROM SALE OF PP & E                                  0
    CAPITAL EXPENDITURES                                       (101)
    INTERCO PP&E TRANSFERS NET                                    0
                                                           ---------

 NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES              (101)
                                                           ---------

CASH FLOW FROM FINANCING ACTIVITIES:
    REVOLVING CREDIT FACILITY, NET                            4,016
    REPAYMENTS OF OTHER DEBT                                   (580)
    PROCEEDS OF OTHER DEBT                                        0
    INCREASE (DECREASE) KCI LOAN                                (36)
    PROCEEDS FROM ISSUANCE OF COMMON STOCK                        0
    DIVIDENDS PAID                                                0
                                                           ---------

 NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES             3,400
                                                           ---------


 NET INCREASE (DECREASE) IN CASH                                441

 CASH AT BEGINNING OF PERIOD                                    277
                                                           ---------


 CASH AT END OF PERIOD                                         $718
                                                           =========